UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 27, 2003

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)




     North Carolina               000-22787                    56-2028446
(State of incorporation)      (Commission File No.)         (I.R.S. Employer
                                                          Identification Number)


                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)

               This document contains 2 pages, excluding exhibits.

       Item 9. Disclosure of Results of Operations and Financial Condition

On October 27, 2003, Four Oaks Fincorp, Inc. (OTC BB: FOFN) reported financial results for the three and nine months ended September 30, 2003.

Item 7(c):  Exhibits

                            Exhibit 99: Press Release


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Four Oaks Fincorp, Inc.

By: /s/  Ayden R. Lee, Jr.,
    ------------------------------
    Ayden R. Lee, Jr.
    President and Chief Executive Officer


Date:  October 27, 2003